UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:
X	Preliminary information statement
	Definitive information statement
	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

SOONER HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

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	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	Fee paid previously with preliminary materials.


Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

To the Stockholders of  Sooner Holdings, Inc.:

This Notice and the accompanying Information Statement are being furnished to inform you that, on February 28, 2011 (the “Record Date”), the Board of Directors of Sooner Holdings, Inc., a Oklahoma corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on February 28, 2011, the holders of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 1073 of the Oklahoma General Corporation Act (the “Oklahoma Act”), the following corporate actions:

1.           That the Certificate of Incorporation of the Company be amended to change its name to “Flying Eagle PU Technical Corporation” (the “Name Change”);

2.           That the Certificate of Incorporation of the Company be amended to eliminate a classified Board of Directors (the “Elimination of Classified Board”); and

3.           That the Certificate of Incorporation of the Company be amended to effect a reverse stock split of the issued and outstanding common stock of the Company, at a reverse stock split ratio of 1-for-18.29069125, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”).

All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the above corporate actions.

We intend to begin mailing this Notice and the accompanying Information Statement to our stockholders of record on  Record Date on or about March ____, 2011. The Name Change, Elimination of Classified Board and Reverse Stock Split will become effective at the effective time of the Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to be filed with the Secretary of State of the State of Oklahoma, which filing will occur not sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and the accompanying Information Statement to our stockholders and (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the Effective Time of the Reverse Stock Split.  The Name Change, Elimination of Classified Board and Reverse Stock Split have been duly authorized and approved by the written consent of the holders of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date.  Under Oklahoma law and the terms of our Amended Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of these corporate actions.  Accordingly, your vote or consent is not requested or required to approve any of these corporate actions.

This Notice and the accompanying Information Statement, which describes each of these corporate actions in more detail, are being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended, to our stockholders of record on the Record Date solely for informational purposes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of our Board of Directors,

/s/ Ang Kang Han Ang Kang Han, President

Fujian, China
March ___, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

GENERAL

This Notice and Information Statement is being furnished to inform you that, on February 28, 2011 (the “Record Date”), the Board of Directors of Sooner Holdings, Inc., an Oklahoma corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on February 28, 2011, the holders of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 1073 of the Oklahoma General Corporation Act (the “Oklahoma Act”), the following corporate actions:

1.           That the Certificate of Incorporation of the Company be amended to change its name to “Flying Eagle PU Technical Corporation” (the “Name Change”);

2.           That the Certificate of Incorporation of the Company be amended to eliminate a classified Board of Directors (the “Elimination of Classified Board”); and

3.           That the Certificate of Incorporation of the Company be amended to effect a reverse stock split of the issued and outstanding and treasury common stock of the Company, at a reverse stock split ratio of 1-for-18.29069125, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”).

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about March __, 2011.  All stockholders are urged to read this Notice and Information Statement in its entirety for a description of the above corporate actions.

This Notice and Information Statement, which describes each of these corporate actions in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date solely to inform our stockholders of the above corporate actions taken by the holders of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, before such actions take effect.

Our principal executive office is located at Long Shan Development Area, Han Jiang Town, ShiShi City, Fujian, PRC.  The telephone number at our principal executive office is 86-595-88654828.

VOTING SECURITIES

Capital Stock

Our authorized capital stock consists of 110,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, par value $0.001 per share and 10,000,000 undesignated shares of which 19,200 shares have been designated as Series A Preferred Stock, par value $0.001 per share.

Common Stock

As of the Record Date, we have 14,632,553 shares of common stock issued and outstanding.  All shares of our common stock have equal voting rights and are entitled to one vote per share in all matters to be voted upon by shareholders.  The shares of common stock have no preemptive, subscription, conversion or redemption rights.  Cumulative voting in the election of directors is not permitted, which means that the holders of a majority of the issued and outstanding shares of common stock represented at any meeting at which a quorum is present will be able to elect the entire Board of Directors if they so choose and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors.  In the event of liquidation of the Company, each shareholder is entitled to receive a proportionate share of the Company's assets available for distribution to shareholders after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of the common stock are entitled to share pro rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available therefor.  Our Board of Directors is authorized to issue our undesignated stock in series and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

Undesignated Stock

We are authorized to issue up to 10,000,000 shares of undesignated stock, par value $0.001 per share, in one or more series as may be determined by our board of directors, who may establish, from time to time, the number of shares to be included in each series, may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Any undesignated stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.  Moreover, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, under certain circumstances, the issuance of preferred stock or the existence of the undesignated stock might tend to discourage or render more difficult a merger or other change of control.

Series A Convertible Preferred Stock

In accordance with our Amended Certificate of Incorporation, our Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 19,200 shares of our Series A Preferred Stock.  The Certificate of Designation was filed on February 10, 2011.

Shares of Series A Preferred Stock will automatically convert into shares of common stock on the basis of one share of Series A Preferred Stock for 1,000 shares of common stock upon the effectiveness of a planned 1-for-18.29069125 reverse split of our outstanding common stock.  Upon the effectiveness of the Reverse Split, the 19,200 outstanding shares of Series A Preferred Stock will automatically convert into 19,200,000 shares of common stock, which pursuant to the Securities Exchange Agreement, will constitute approximately 96% of our outstanding common stock subsequent to the Reverse Split.

Holders of Series A Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis, based on an assumed post 1-for-18.29069125 reverse split (to retroactively take into account the Reverse Split).  For example, assuming 100 shares of Series A Preferred Stock are issued and outstanding on the record date for any stockholder vote, such shares, voting in aggregate, would vote a total of 1,829,069 voting shares.

The holders of our Series A Preferred Stock are entitled to vote on all matters together with all other classes of stock.  Holders of Series A Preferred Stock have protective class voting veto rights on certain matters, such as increasing the authorized shares of Series A Preferred Stock and modifying the rights of Series A Preferred Stock.

At the close of business on the Record Date, we had 14,632,553 shares of common stock and 19,200 shares of Series A Preferred Stock issued and outstanding.

CONSENTING STOCKHOLDER AND
NO VOTING OF STOCKHOLDERS REQUIRED

Under the Oklahoma Act and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Name Change, Elimination of Classified Board and Reverse Stock Split requires the affirmative vote or written consent of eighty percent (80%) of the voting power of the issued and outstanding shares of common stock and Series A Preferred Stock, voting together as a single class.  Each Stockholder is entitled to one vote per share of common stock and 18,290 votes per share of Series A Preferred Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, we  had 14,632,553 shares of common stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 19,200 shares of Series A Preferred Stock with the holders thereof being entitled to cast 18,290 votes per share.

On the Record Date, China Changsheng Investment Limited and China Longshan Investment Limited, both BVI companies and entities controlled by our Chairman and President Mr. Ang Kang Han, were the record holders of collectively 16,435 shares of our Series A Convertible Preferred Stock representing approximately 82.2% of the voting power of our issued and outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.

On February 28, 2011 following the approval of our Board of Directors, the Name Change, Elimination of Classified Board and Reverse Stock Split were each duly authorized and approved by the written consent of China Changsheng Investment and China Longshan.  Under Oklahoma law and the terms of our Amended Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of these corporate actions.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect or ratify these corporate actions as early as possible in order to accomplish the purposes of the Company as described in this Notice and Information Statement, the Board of Directors elected to utilize the written consent of the holder of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date. to authorize and approve these corporate actions.  Accordingly, no other stockholder votes or consents are required, or will be solicited, in connection with these corporate actions.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

RECENT DEVELOPMENTS

On February 14, 2011, Sooner Holdings Inc., an Oklahoma corporation, entered into a Securities Exchange Agreement with R.C. Cunninghham II and R.C. Cunningham III (collectively the “Control Shareholders”) and Chinese Weituo Technical Limited (“Chinese Weituo”), a BVI corporation and its shareholders, China Changsheng Investment Limited, a BVI company, China Longshan Investment Limited, a BVI company, High-Reputation Assets Management Longshan Limited, a BVI company, Joint Rise Investment Limited, a BVI company, and W-Link Investment Limited, a BVI company (collectively, the “Chinese Weituo Shareholders”), pursuant to which Sooner Holdings acquired 100% of the issued and outstanding capital stock of Chinese Weituo in exchange for the issuance of 19,200 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is convertible in one thousand shares of common stock, $0.001, par value which will constitute approximately 96.0% of Sooner Holdings’ issued and outstanding common stock on an as converted basis and after giving effect to a proposed share consolidation discussed herein.

In addition, pursuant to the Securities Exchange Agreement, in the event that Chinese Weituo’s subsidiary ShiShi Feiying’s net income is less than $5.5 million as determined in accordance with generally accepted accounting principles of the United States and set forth in ShiShi Feiying’s audited financial statements for the year ended December 31, 2010, then we will be required to issue an additional 113,637 shares of common stock (post consolidation) in the aggregate to the Control Shareholders.

We are one of the largest Fujian synthetic polyurethane leather (“PU leather”) manufacturer for the shoe industry in Fujian Province, China.  Our primary business is the design, manufacturing and sale of PU leather for the shoe manufacturing industry in China.  In addition, we manufacture flip-flops and slippers (footwear) for sale in China and abroad.  Our PU leather production facilities are strategically located in Fujian Province, the shoe manufacturing center in China.  This puts us in close proximity to our target customers.  We plan to increase our PU leather production capacity and expand our sales to other industries.  Toward this goal, our growth strategy includes expansion projects to build a new fabrication facility in the DaTian technology park in Fujian province, China where many of our customers are located.

EFFECTIVE TIME OF THE NAME CHANGE,
ELIMINATION OF CLASSIFIED BOARD AND THE REVERSE STOCK SPLIT

On February 28, 2011, the Board of Directors unanimously approved, and the holder of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 1073 of the Oklahoma Act, to amend and restate our Certificate of Incorporation to change our name to “Flying Eagle PU Technical Corporation”, eliminate a classified Board of Directors and effect a reverse stock split.  Since we have the necessary authorization to approve the Amended and Restated Certificate as required by Section 1073 of the Oklahoma Act, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Amended and Restated Certificate.  The effective time of the Amended and Restated Certificate is set forth below.

The Amended and Restated Certificate is set forth as Annex A.  We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about March _____, 2011.  The Name Change, Elimination of Classified Board and Reverse Stock Split will become effective at the effective time of the Amended and Restated Certificate to be filed with the Secretary of State of the State of Oklahoma, which filing will occur not sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and Information Statement to our stockholders and (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the effective time of the Reverse Stock Split (the “Effective Time”).

CORPORATE ACTION TAKEN — NAME CHANGE

General

The Amended and Restated Certificate will change the name of the Company as follows:

“FIRST: The name of the corporation is “Flying Eagle PU Technical Limited”

Reason for Name Change

Following the reverse acquisition of Chinese Weituo effected by the Share Exchange Agreement, our Board of Directors has determined that the change of our name to “Flying Eagle PU Technical Limited” is in the best interest of our stockholders since it  will more accurately reflect our new business relating to the designing, manufacturing and selling of synthetic polyurethane leather for the shoe manufacturing industry in Fujian Province, China.  In addition, we manufacture flip-flops and slippers (footwear) for sale in China and abroad.

CORPORATE ACTION TAKEN — ELIMINATION OF CLASSIFIED BOARD

General

Article SIXTH (a) of the Amended Certificate of Incorporation provides for the Board of Directors to be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year.

Reason for the Elimination of Classified Board

Upon the filing of the Amended and Restate Certificate, this provision of a classified Board of Directors will be eliminated.  The Company believes that in light of the number of current directors which currently consists of three directors, that the provision for a classified Board of Directors is cumbersome and time consuming to comply with and should be eliminated.

CORPORATE ACTION TAKEN — REVERSE STOCK SPLIT

General

On February 28, 2011, the Board of Directors unanimously approved, and on February 28, 2011, the holder of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 1073 of the Oklahoma Act, to effectuate the 1-for-18.29069125 Reverse Stock Split.  Since we have  the necessary authorization for the Reverse Stock Split as required by Section 1073 of the Oklahoma Act, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Reverse Stock Split.  Pursuant to the Reverse Stock Split, each 18.29069125 shares of our issued and outstanding common stock will be automatically converted into 1 share of common stock.

No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split.  Accordingly, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.  For example, if a stockholder owned 20 shares of our common stock prior to the consummation of the 1-for-18.29069125 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock.  The effective time of the Reverse Stock Split will be as described above under the caption “Effective Time Of the Name Change, Elimination of Classified Board and The Reverse Stock Split.”

The Amended and Restated Certificate approved by the Board of Directors and the holders of at least eighty percent (80%) of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date,  in order to effect, among other things, the Reverse Stock Split, is set forth below:

“Upon effective filing of this Amended and Restated Certificate of Incorporation, all issued and outstanding shares of Common Stock, including such shares of Common Stock reserved for issuance upon conversion of any outstanding convertible securities, shall be consolidated, reduced and combined into shares of Common Stock on a 1-for- 18.29069125 ratio (the “Reverse Split”).  All fraction shares resulting therefrom shall be rounded up to the next whole share.”

The Reverse Stock Split will not change the number of authorized shares of common stock and Series A Preferred Stock of the Company.  However, as a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced.  In addition, the Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,200,000 post reverse stock split shares of common stock.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions.  However, in the future we may consider issuing additional shares.

At the Effective Time, 18.29069125 shares of common stock will automatically be combined and changed into one share of common stock.  In addition, each share of Series A Preferred Stock shall convert into 1,000 shares of our common stock.  The table below sets forth, as of the Record Date and as of the Effective Time, the following information both before and after the proposed Reverse Stock Split and assumes the conversion of all shares of Series A Preferred Stock into shares of common stock at the applicable conversion ratios.  The columns labeled “After Reverse Stock Split and Conversion of Series A Preferred Stock ” in the table do not reflect the adjustments that will result from the elimination of fractional shares of our common stock in connection with the Reverse Stock Split as described above. We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split.

	Prior To Conversion of Series A Preferred Stock on Pre- Reverse Split Basis (As of the Record Date)	After the Reverse Stock Split and Conversion of Series A Preferred Stock (At Effective Time)
Issued and Outstanding Common Stock	14,632,553	20,000,000
Issued and Outstanding Series A Preferred Stock	19,200	-0-
Common Stock Reserved for Issuance Upon Conversion of Series A Preferred Stock	19,200,000	-0-
Authorized but Unissued and Unreserved Common Stock	80,000,000	80,000,000

Purpose for Reverse Stock Split

As shown in the table above, the Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,200,000 shares of our common stock and decrease the total number of shares of our common stock issued and outstanding prior to Reverse Stock Split.  The pre-split holders of our common stock will hold 800,000 shares representing 4% of the outstanding shares of our common stock subsequent to the Reverse Stock Split.  The Reverse Stock Split has been implemented to facilitate the automatic conversion of our Series A Preferred Stock and provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

At the Effective Time, 18.29069125 shares of common stock will automatically be combined and changed into one share of common stock.  No additional action on our part or any stockholder will be required in order to effect the Reverse Stock Split.  No fractional shares of post-Reverse Stock Split common stock will be issued to any stockholder.  Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split common stock, will, if they hold a fractional share, receive a full share of our common stock.

Following the effectiveness of the Reverse Stock Split, every 18.29069125 shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of common stock.  Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

Unless the Reverse Stock Split is effected, the Company’s capital structure will continue to include a supermajority voting class of preferred stock and our Board of Directors believes that it is in the best interest of the Company to solely have common stock outstanding at this time to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

Effects and Potential Effects Of The Reverse Stock Split

We will obtain a new CUSIP number for our common stock at the time of the Reverse Stock Split.  The principal effects of the Reverse Stock Split, if implemented, will be that:

•  The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except for any changes resulting from the elimination of fractional shares as described below.  The number of issued and outstanding shares of Company common stock will be reduced proportionately based on the Reverse Stock Split ratio of 1-for-18.29069125, except for any changes resulting from the elimination of fractional shares.  No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split.  As described below, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.  While the intent is for the Reverse Stock Split to affect all of our stockholders uniformly, the process of rounding up when any of our stockholders owns a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in the Company.

•  There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

•  The Reverse Stock Split will not change the number of authorized shares of common stock of the Company.

•  As a result of the effectiveness of the Reverse Stock Split, number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced.  The Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,200,000 shares of common stock.  The Reverse Stock Split will become effective at the Effective Time which occurs when the Amended and Restated Certificate is filed with the Secretary of State of the State of Oklahoma following the expiration of the 20 day period pursuant to rules promulgated under Regulation 14C of the Exchange Act.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

•  Each share of our common stock issued and outstanding following the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to one share of our common stock issued and outstanding prior to the Reverse Stock Split. The shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

•  Pursuant to the Reverse Stock Split, the par value of our common stock will remain $0.001 per share.

•  Our common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act as we will continue to be subject to the Exchange Act’s periodic reporting requirements.

•      Stockholders who own less than 18.29069125 shares will own one share of our common stock.

•  The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Relative to stockholders who hold “round lots” of even multiples of 100 shares, stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing such sales.

Fractional Shares

In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock to our stockholders who would otherwise be entitled to receive fractional shares in connection with the Reverse Stock Split, no fractional shares of our common stock will be issued to stockholders in connection with the Reverse Stock Split.  Each Company stockholder who would otherwise be entitled to receive a fractional share of our common stock in connection with the Reverse Stock Split will receive 1 full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.  For example, if a stockholder owned 20 shares of our common stock prior to the consummation of the 1-for-18.29069125 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock.  We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects of Amendment

Release No. 34-15230 (October 13, 1978) of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The Reverse Stock Split could have an anti-takeover effect because the authorized shares are not being reduced by the reverse stock split, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by a reverse stock split.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. However, the Reverse Stock Split has been effected for the primary purpose of facilitating the conversion of the Series A Preferred Stock, as well as to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the remainder of significant amounts of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our common stock or obtain control of the Company.

Our Amended Certificate of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management.  According to our Bylaws and Certificate of Incorporation, neither the holders of the Company’s common stock nor the holders of the Company’s preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s Board of Directors or for a third party to obtain control of the Company by replacing its Board of Directors.  In addition, our Board of Directors may issue, without further stockholder approval, up to 10,000,000 shares of undesignated capital stock, par value $0.001 per share, in one or more series. Any undesignated stock issued in the future may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of undesignated stock may have series voting rights. The issuance of undesignated stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Effect on Registered and Beneficial Stockholders

At the  Effective Time of the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” through a bank, broker or other nominee in the same manner as our registered stockholders whose shares of common stock are registered in their names.  Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than our transfer agent for processing the Reverse Stock Split.  If you hold your shares of our common stock with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Shares and Certificated Shares

If you hold your shares of common stock in a brokerage account or in “street name,” you do not need to take any action to receive your post-Reverse Stock Split shares of Company common stock in registered book-entry form.  If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of Company common stock you hold.

If any of your shares of Company common stock are held in certificated form, you will, at the appropriate time, receive from our transfer agent the necessary materials and instructions for the surrender and exchange of your certificates representing pre-Reverse Stock Split shares of common stock.  When you submit your certificates representing the pre-Reverse Stock Split shares of our common stock in accordance with the materials and instructions provided to you by our transfer agent, your post-Reverse Stock Split shares will be held electronically in book-entry form.  This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares of our common stock that you own in book-entry form.  The Company will no longer issue physical stock certificates unless you make a specific request for a stock certificate representing your post-Reverse Stock Split ownership interest.

Beginning at the effective time of the Reverse Stock Split, until surrendered as contemplated herein, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all purposes solely to represent the number of full shares resulting from the Reverse Stock Split.  Until they have surrendered their certificate representing pre-Reverse Stock Split shares of our common stock for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record.

Any stockholder whose certificate representing pre-Reverse Stock Split shares of our common stock has been lost, destroyed or stolen will be entitled to post-Reverse Stock Split shares only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

Contact information for our transfer agent is as follows:

Securities Transfer Corporation
2591 Dallas Parkway Suite 102
Frisco, Texas  75034
Phone 469-633-0101

YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). YOU SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER

This discussion is included for general information purposes only, applies only to holders that are U.S. persons, and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, regulated investment companies, personal holding companies, partnerships, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

No gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares will be the same as the aggregate tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.  A stockholder’s holding period in the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.  As of the Record Date,  we had a total of 14,632,553 shares of common stock outstanding and 19,200 shares of Series A Preferred Stock outstanding.

The following table sets forth: (a) the names and addresses of each beneficial owner of more than five percent of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each of our directors and executive offices is c/o Long Shan Development Area, Han Jiang Town, ShiShi City, Fujian, China. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Series A Preferred Stock	Percentage of Common Stock	Percent of Combined Voting Power of Common Stock and Series A Preferred Stock (2)

Ang Kang Han, Chairman and President	Common Stock Series A Preferred Stock	-0- 16,435 (3)	-0- 85.6%	-0- -0-	-0- 82.2%

Huang Jin Bei Vice President; Chief Financial Officer and Director	Common Stock Series A Preferred Stock	-0- -0-	-0- -0-	-0- -0-	-0- -0-

Wu Li Cong, Chief Operating Officer	Common Stock Series A Preferred Stock	-0- 16,435 (4)	-0- 85.6	-0- -0-	-0- 82.2%

Wu Hong Wei, Secretary and Director	Common Stock Series A Preferred Stock	-0- -0-	-0- -0-	-0- -0-	-0- -0-

All Officers & Directors as a Group (5 people)	Common Stock Series A Preferred Stock	-0- 16,435	-0- 85.6%	-0-	-0- 82.2%

More than 5% Holders
China Changsheng Investment Limited (3)	Common Stock Series A Preferred Stock	-0- 15,475	-0- 77.4%	-0- -0-	-0- 77.4%
China Longshan Investment Limited (3)	Common Stock Series A Preferred Stock	-0- 960	-0- 5.0%	-0- -0-	-0- 4.8%

Footnotes

(1)  As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. Includes shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants and such are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group.
(2)  Common Stock shares have one vote per share.  Includes shares of Series A Preferred Stock which will automatically convert into shares of common stock on the basis of one share of Series A Preferred Stock for 1,000 shares of common stock upon the effectiveness of a planned 1-for-18.29069125 reverse split of our outstanding common stock.  Holders of Series A Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis, based on an assumed post 1-for-18.29069125 reverse split (to retroactively take into account the Reverse Split).  For example, assuming 100 shares of Series A Preferred Stock are issued and outstanding on the record date for any shareholder vote, such shares, voting in aggregate, would vote a total of 1,829,069 voting shares.

(3)  Represents 16,435 shares of Series A Preferred Stock registered in the name of China Changsheng Investment Limited, and China Longshan Investment Limited.  The owner for each of these entities is nominee for Mr. Ang, our director, president and majority shareholder.  Accordingly, Mr. Ang ultimately holds voting and discretionary power as to these shares of Series A Preferred Stock.
(4)  Ms. Wu is the spouse of Mr. Ang and may be deemed to be a beneficial owner to shares held or attributed to Mr. Ang.

NO APPRAISAL RIGHTS

Our stockholders have no rights under Oklahoma Act, our Amended Certificate of Incorporation or our Bylaws to exercise dissenters’ rights of appraisal with respect to the Name Change, the Elimination of Classified Board or the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mr. Ang  Kang Han, our Chairman and President, is the beneficial owner of China Changsheng Investment Limited and China Longshan Investment Limited which, as of the Record Date, beneficially owned 16,435 shares of our Series A Convertible Preferred Stock representing approximately 82.2% of the voting power of our issued and outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.  The amendments in the Amended and Restated Certificate was authorized and approved by written consents of China Changsheng Investment Limited and China Longshan Investment Limited.

Except in their capacity as stockholders, no other director, executive officer, nominee for election as a director, or associate of any of the foregoing persons has any substantial interest, direct or indirect, in the Name Change, the Elimination of Classified Board and the Reverse Stock Split that is not shared by all other stockholders.

No director has informed the Company that he or she intends to oppose any of the corporate actions to be taken by the Company as set forth in this Notice and Information Statement.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Notice and Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Notice and Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Notice and Information Statement are “forward-looking statements” within the meaning of applicable federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “guidance,” “forecast,” “plan,” “continues,” “outlook” and similar expressions which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous important known and unknown risks and uncertainties and you are cautioned not to place undue reliance on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and that we may not be able to realize.

Although the Company believes that the forward-looking statements contained in this Notice and Information Statement are reasonable, it cannot, and we do not, guarantee that the transactions and events described will happen as described (or that they will happen at all) or that the anticipated results will be achieved.

The forward-looking statements included in this Notice and Information Statement are made only as of the date of this Notice and Information Statement. All written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  The Company’s future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements contained in this Notice and Information Statement. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including, among other things, factors that have been discussed in previous public reports and other documents filed by the Company with the SEC. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise unless required by law.

ADDITIONAL INFORMATION

One copy of this Notice and Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Notice and Information Statement to the stockholder at the shared address to which a single copy of this Notice and Information Statement was delivered. In the event that a stockholder desires to provide us with such notice, it may be given by writing or calling us at the following address or telephone number: Long Shan Development Area, Han Jiang Town, ShiShi City, Fujian, China; 86-595-88654828.  If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file with the SEC at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  In addition, our filings with the SEC are also available to the public on the SEC’s Internet website at http://www.sec.gov.

In addition, if you have any questions about this Notice and Information Statement or if you need additional copies of this Notice and Information Statement or copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010 or our Quarterly Reports on Form 10-Q for the quarter ended December 31, 2010, please write or call us at the following address or telephone number: Long Shan Development Area, Han Jiang Town, ShiShi City, Fujian, China; 86-595-88654828.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Notice and Information Statement which describes the purpose and effect of the above corporate actions. Your vote or consent to the above corporate actions is not required and is not being solicited in connection with this action. This Notice and Information Statement is intended solely to provide our stockholders information required by the rules and regulations of the Exchange Act and the Oklahoma Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By order of our Board of Directors,

/s/ Ang Kang Han Ang Kang Han, President

ANNEX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SOONER HOLDINGS, INC.

TO: OKLAHOMA SECRETARY OF STATE

The undersigned, Sooner Holdings, Inc., an Oklahoma corporation, for the purpose of amending and restating its Certificate of Incorporation pursuant to §1077 and §1080 of the Oklahoma General Corporation Act hereby certifies:

1.           The present name of the corporation is Sooner Holdings, Inc. and the original certificate of incorporation of the corporation was filed with the Secretary of State for the State of Oklahoma on January 30, 1986, under the corporation’s previous name, Charlie O Company, Inc.

2.           This Amended and Restated Certificate of Incorporation has been duly adopted by the corporation’s Board of Directors and stockholders in accordance with Sections 1073, 1077 and 1080 of the Oklahoma General Corporation Act.

3.           This Amended and Restated Certificate of Incorporation amends and restates the original certificate of incorporation, as amended, in its entirety to read as follows:

FIRST:                      The name of this corporation is:  Flying Eagle PU Technical Corporation.

SECOND:                 The name of the registered agent and the street address of the registered office in the State of Oklahoma is: Paracorp Incorporated, 613 SW 112th Street, Oklahoma City, OK  73170.

THIRD:                      The duration of this corporation is perpetual.

FOURTH:                  The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Oklahoma.

FIFTH:                      The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares shall be Common Stock, par value of $.001 per share, and 10,000,000 shares shall be Preferred Stock, par value $.001 per share.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Upon effective filing of this Amended and Restated Certificate of Incorporation, all issued and outstanding shares of Common Stock, including such shares of Common Stock reserved for issuance upon conversion of any outstanding convertible securities, shall be consolidated, reduced and combined into shares of Common Stock on a 1-for- 18.29069125 ratio (the “Reverse Split”).  All fraction shares resulting therefrom shall be rounded up to the next whole share in consideration therefor.

A.           SERIES A CONVERTIBLE PREFERRED STOCK

SECTION 1.                      DESIGNATION OF SERIES; RANK.  A series of shares of Preferred Stock shall be designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting such series shall be Nineteen Thousand Two Hundred (19,200) shares.

SECTION 2.                      DEFINITIONS.

For purposes of this Amended and Restated Certificate of Incorporation, the following definitions shall apply:

(a)           “Business Day” means a day in which a majority of the banks in the State of New York in the United States of America are open for business.

(b)           “Amendment” means this Amended and Restated Certificate of Incorporation filed with the Secretary of State of Oklahoma, to, among other things, effect a Reverse Split of its outstanding shares of Common Stock.

(c)           “Common Stock” means the Corporation’s $0.001 par value common stock.

(d)           “Effective Date” shall mean the later to occur of (a) the date the Amendment becomes effective with the Secretary of State of Oklahoma; or (b) the date the Reverse Split is effected with the corporation’s transfer agent.

(e)           “Holder” shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the corporation, which shall initially be the persons or entities which receive the Series A Preferred Stock in exchange for shares of China Weituo Technical Limited (“Chinese Weituo”), pursuant to a certain Securities Exchange Agreement between the corporation, certain stockholders of the corporation, Chinese Weituo and the shareholders of Chinese Weituo.

(f)           “Restricted Shares” means shares of the corporation’s Common Stock which are restricted from being transferred by the holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended, and applicable state securities laws, which shares shall bear the following restrictive legend (or one substantially similar):

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) that registration is not required under any such acts.”

(g)           “Reverse Split” means the reverse stock split, hereinbefore defined, of the corporation’s outstanding shares of Common Stock in a ratio of 1 share for 18.29069125 shares outstanding prior to effective filing of this amended and restated certificate of incorporation which has been approved by a majority of the corporation’s voting shares (which includes the voting rights of the Series A Preferred Stock) subsequent to a filed Schedule 14A or Schedule 14C Information Statement.

SECTION 3.                      LIQUIDATION PREFERENCE.  The Holders of the Series A Preferred Stock shall be entitled to a liquidation preference in an amount of $0.50 per share prior to the holders of Common Stock in the event of liquidation.

SECTION 4.                      CONVERSION RIGHTS.  The Series A Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

(a)           Automatic Conversion.

(i)           Upon the Effective Date of the Reverse Split (the “Automatic Conversion Date”), each share of Series A Preferred Stock will automatically convert into shares of the corporation’s post-Reverse Split Common Stock (the “Automatic Conversion”), at the rate of One thousand (1,000) post-Reverse Split shares of the corporation’s Common Stock for each one (1) share of Series A Preferred Stock held by each Holder (the “Conversion Rate”), without any required action by the Holder thereof.  As soon as practicable after the Automatic Conversion, each stock certificate (if any) evidencing ownership of the Series A Preferred Stock shares (the “Series A Preferred Stock Certificate(s)”), shall be surrendered to the corporation for exchange by the Holders thereof.  Upon receipt of the Series A Preferred Stock Certificates, duly endorsed, or certifications confirming the ownership of such Series A Preferred Stock, the corporation (itself, or through its transfer agent) shall promptly issue to the exchanging stockholder that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted, under the Conversion Rate (the “Conversion Shares”).  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(ii)           In the event that the Series A Preferred Stock Certificates are not surrendered to the Company within Five (5) Business Days of the Automatic Conversion Date, each Series A Preferred Stock Certificate shall automatically, and without any required action by the Holders thereof be cancelled and terminated and the Conversion Shares shall be issued to the prior Holders of the Series A Preferred Stock Certificates pursuant to and in connection with the Conversion Rate and mailed to such Holders at their address of record as provided by such Holders to the Company.  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(b)           Taxes.  The corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the corporation, that such tax has been paid.

(c)           No Impairment. The corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4 shall prohibit the corporation from amending its Certificate of Incorporation with the requisite consent of its stockholders and the Board of Directors.

(d)           Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating an individual stockholder’s shares of Preferred Stock being converted pursuant to the Automatic Conversion), such fractional share shall be rounded to one whole share of Common Stock.

SECTION 5.                      VOTING.  The shares of Series A Preferred Stock shall have the same voting rights as those accruing to the Common Stock and shall vote that number of voting shares as are issuable upon conversion of such Series A Preferred Stock that any Holder holds as of the record date of any such vote based on the Conversion Ratio.   For example, assuming one (1) share of Series A Preferred Stock is issued and outstanding on the record date for any stockholder vote, such share shall have one thousand votes.  The voting rights of the Series A Preferred Stock shall be applicable regardless of whether the corporation has a sufficient number of authorized but unissued shares of Common Stock then available to affect an Automatic Conversion.   Each holder of the Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the corporation.  Unless otherwise required by law, the Series A Preferred Stock shall vote with the Common Stock together as a class with respect to any question upon which holders of Common Stock have the right to vote.

SECTION 6.                      DIVIDENDS.  The holders of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Common Stock and the Series A Preferred Stock shall not accrue any dividends.

SECTION 7.                      REDEMPTION RIGHTS.  The shares of Series A Preferred Stock shall not have or be subject to any redemption rights.

SECTION 8.                      PROTECTIVE PROVISIONS.  Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a)           Increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock;

(b)           Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, including a reverse stock split (other than the Reverse Split), but excluding a stock split, so long as the Series A Preferred Stock’s Conversion Rights are not diminished in connection therewith;

(c)           Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock other than as provided herein or in any Share Exchange Agreement or related document entered into between the corporation and the Holders; or

(d)           Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth herein.

SECTION 9.                      PREEMPTIVE RIGHTS.  Holders of Series A Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the corporation, except as specifically set forth herein or in any other document agreed to by the corporation.

SECTION 10.                                REPORTS.  The corporation shall mail to all holders of Series A Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

SECTION 11.                                NOTICES.  In addition to any other means of notice provided by law or in the corporation’s bylaws, any notice required by the provisions of this Amended and Restated Certificate of Incorporation to be given to the Holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder’s address appearing on the books of the corporation.

SIXTH:                      The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by this certificate of incorporation or the bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.

SEVENTH:                      The Board of Directors is authorized to make, adopt, amend, alter or repeal the bylaws of the corporation.  The stockholders shall also have power to make, adopt, amend, alter or repeal the bylaws of the corporation at any annual meeting.

EIGHTH:                      Except as may otherwise be approved by the Board of Directors, no holder of any class or series of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation now or hereafter authorized or created, nor any obligations or securities convertible into any class or series of stock of this corporation.

NINTH:                      To the fullest extent permitted by the laws of Oklahoma, as the same exist or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Any repeal or modification of the foregoing provisions of this article NINTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

TENTH:                      The corporation shall, to the fullest extent permitted by Section 1031 of the Oklahoma General Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.

ELEVENTH:                The corporation hereby elects not to be governed by section 1090.3 of the Oklahoma General Corporation Act.

IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested by its Secretary as of March __, 2011.

Sooner Holdings, Inc.

_________________________
Ang Kang Han, President

ATTEST:

____________________________________
Wu Hong Wei, Secretary